UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 W. Fort Street, Suite 1800 Detroit, Michigan (Address of Principal Executive Offices)	48226 (Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Chemical Financial Corporation ("Chemical") annual meeting of shareholders on May 7, 2019, our shareholders approved, among other things, the Chemical Financial Corporation Stock Incentive Plan of 2019 (the "Plan"), which was previously adopted by our Board of Directors subject to shareholder approval. A description of the terms and conditions of the Plan is included in Chemical’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 26, 2019 (the "2019 Proxy Statement"), under the caption "Proposal 4-Approval of the Chemical Financial Corporation Stock Incentive Plan of 2019," which description is incorporated herein by reference. The summary of the Plan set forth in the 2019 Proxy Statement is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A to the 2019 Proxy Statement and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chemical held its annual meeting of shareholders on Tuesday, May 7, 2019. At that meeting, the shareholders voted on four proposals noted below, as described in Chemical's 2019 Proxy Statement. Following is a tabulation of the votes with respect to each proposal.
Proposal 1
Proposal 1 was the election of 13 directors. The following directors were elected with the following votes to serve until the 2020 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	Votes Cast
Election of Directors	For	Withheld	Broker Non-Votes

James R. Fitterling	49,015,058	6,378,371	7,820,533
Ronald A. Klein	51,166,249	4,227,180	7,820,533
Richard M. Lievense	52,610,766	2,782,663	7,820,533
Barbara J. Mahone	53,594,228	1,799,201	7,820,533
Barbara L. McQuade	54,890,374	503,055	7,820,533
John E. Pelizzari	53,727,299	1,666,130	7,820,533
David T. Provost	54,722,781	670,648	7,820,533
Thomas C. Shafer	52,371,920	3,021,509	7,820,533
Larry D. Stauffer	54,371,945	1,021,484	7,820,533
Jeffrey L. Tate	54,787,321	606,108	7,820,533
Gary Torgow	52,557,050	2,836,379	7,820,533
Arthur A. Weiss	53,701,412	1,693,017	7,820,533
Franklin C. Wheatlake	53,274,141	2,119,288	7,820,533
Proposal 2
Proposal 2 was a proposal to ratify the appointment of KPMG LLP as Chemical's independent registered public accounting firm for the year ending December 31, 2019. This proposal was approved with the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes

62,293,874	796,285	123,803	—

Proposal 3
Proposal 3 was a non-binding advisory vote on the compensation of Chemical's named executive officers. This proposal was approved with the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes

53,304,061	1,910,165	179,203	7,820,533

A non-binding advisory proposal to vote on the compensation of Chemical's named executive officers will next occur in connection with Chemical's 2020 annual meeting of shareholders.

Proposal 4
Proposal 4 was a proposal to approve the Chemical Financial Corporation Stock Incentive Plan of 2019. This proposal was approved with the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes

52,240,847	2,980,990	171,592	7,820,533

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 8, 2019	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser Executive Vice President and Chief Financial Officer